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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  JULY 27, 2004





                                 TRANSPRO, INC.
             (Exact name of Registrant as specified in its charter)


         DELAWARE                        1-13894                 34-1807383
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

                  100 Gando Drive, New Haven, Connecticut 06513
          (Address of principal executive offices, including zip code)

                                 (203) 401-6450
              (Registrant's telephone number, including area code)






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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits - The following exhibit is furnished as part of this report:

99.1     Press Release dated July 27, 2004.


Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
          On July 27, 2004, Transpro, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing a delay in the release of its results for the second quarter and six months ended June 30, 2004 as a result of a review of the revenue recognition impact off certain customer shipping terms. The Company also announced guidance on its results for the second quarter and six months ended June 30, 2004.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TRANSPRO, INC.


Date:  July 27, 2004                   By: /s/ Richard A. Wisot
                                           ---------------------
                                           Richard A. Wisot
                                           Vice President, Treasurer, Secretary,
                                           and Chief Financial Officer